UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2002

STANCORP FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 SW Sixth Avenue, Portland, Oregon	97204
(Address of principal executive offices)	(Zip Code)

(503) 321-7000
(Registrant’s telephone number, including area code)

No Change
(Former name, former address, and former fiscal year, if changed since last report)

Item 5.    Other Events

On May 29, 2002, StanCorp Financial Group, Inc. issued a press release announcing an agreement signed by its primary insurance subsidiary, Standard Insurance Company to acquire, through a reinsurance transaction, substantially all of the group disability and group life insurance business of Teachers Insurance and Annuity Association. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated May 29, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 11, 2002

STANCORP FINANCIAL GROUP, INC.

/S/ ERIC E. PARSONS
Eric E. Parsons President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	StanCorp Financial Group, Inc. press release dated May 29, 2002

2